                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 24, 2000
                                                 --------------



                          The Williams Companies, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                     1-4174                   73-0569878
         --------                     ------                   ----------
     (State or other               (Commission              (I.R.S. Employer
     jurisdiction of               File Number)            Identification No.)
     incorporation)



     One Williams Center, Tulsa, Oklahoma                         74172
     --------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

        The Williams Companies, Inc., (the "Company") announced that its Board of Directors had authorized management to pursue a course of action that, if successful and approved by the Board, would lead to a complete separation of the Company's energy and communications businesses.

Item 7. Financial Statements and Exhibits.

        The Company files the following exhibit as part of this report:

        Exhibit 99. Copy of the Company's press release, dated July 24, 2000, publicly announcing the information reported herein.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE WILLIAMS COMPANIES, INC.


Date: July 24, 2000                      /s/ SHAWNA L. GEHRES
                                         ---------------------------------------
                                         Name:  Shawna L. Gehres
                                         Title: Corporate Secretary

                               INDEX TO EXHIBITS


  EXHIBIT
    NO.             DESCRIPTION
-----------         -----------
    99              Copy of the Company's press release, dated July 24, 2000,
                    publicly announcing the information reported herein.